UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 30, 2009

GMX RESOURCES INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-32977	73-1534474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Benham Place 9400 North Broadway, Suite 600 Oklahoma City, OK	73114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 600-0711

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 2, 2009, GMX Resources Inc. (the “Company”) notified The NASDAQ Stock Market, LLC (“NASDAQ”) of its intent to voluntarily delist the Company’s common stock, par value $0.001 per share (“Common Stock”), from NASDAQ, in connection with the transfer of the listing of the Common Stock to the New York Stock Exchange (“NYSE”). The Company expects trading in the Common Stock on the NYSE to begin on or about December 16, 2009 under the Company’s current trading symbol “GMXR.”

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 30, 2009, the Audit Committee of the Board of Directors of the Company approved the dismissal of Smith, Carney & Co., p.c. (“Smith Carney”) as the Company’s independent registered public accounting firm. In addition, on November 30, 2009, the Company’s Audit Committee appointed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements.

Smith Carney’s audit report on the Company’s consolidated financial statements as of and for each of the years ended December 31, 2007 and 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2007 and 2008 and during 2009 through November 30, there were no disagreements with Smith Carney on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Smith Carney, would have caused Smith Carney to make reference to the subject matter of such disagreements in connection with its report on the Company’s consolidated financial statements as of and for such periods. Further, during the years ended December 31, 2007 and 2008, and during 2009 through November 30, there have not been any reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Company has provided Smith Carney with a copy of the disclosures made pursuant to this Item 4.01. Attached as Exhibit 16.1 to this report is Smith Carney’s letter dated December 3, 2009, addressed to the Securities and Exchange Commission with respect to such disclosures.

During the years ended December 31, 2007 and 2008 and during 2009 through the date of the appointment of Grant Thornton as the Company’s independent registered public accounting firm, the Company did not consult Grant Thornton with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any matters or reportable events as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

See the Index to Exhibits for information regarding the exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMX RESOURCES INC.

By:	/s/ JAMES A. MERRILL
James A. Merrill, Chief Financial Officer

Date: December 3, 2009

INDEX TO EXHIBITS

16.1	Letter dated December 3, 2009, from Smith, Carney & Co., p.c.